                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential,   for  Use  of  the  Commission  Only  (as
                        permitted by Rule 14a-6(e)2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14(a)-12

                                BIOSYNTECH, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/       No fee required.

            / /       Fee computed on table below per Exchange Act Rules
                      14a-6(i)(1) and 0-11.

            (1)       Title of each  class of  securities  to which  transaction applies:

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            (2)       Aggregate  number  of  securities  to  which   transaction
                      applies:

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            (3)       Per unit price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

            (4)       Proposed maximum aggregate value of transaction:

            (5)       Total fee paid:

            / /       Fee paid previously with preliminary materials.

            / /       Check box if any part of the fee is offset as  provided by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)       Amount Previously Paid:

--------------------------------------------------------------------------------

            (2)       Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

            (3)       Filing Party:

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            (4)       Date Filed:

                                      -2-

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3
                                 --------------

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 4, 2002
                                 --------------

To the Holders of Common Stock of BioSyntech, Inc. and
       Holders of Exchangeable Preferred Stock of Bio Syntech Canada, Inc.:

            We invite  you to attend  our  annual  meeting  of  stockholders  on
December 4, 2002, at 3:00 p.m. eastern  standard time, at the Montreal  Marriott
Chateau   Champlain,   1   Place   du   Canada,    Montreal,    Quebec,   Canada
(Tel:1-800-200-5909).  At the  annual  meeting,  you will  hear an update on our operations,  have a chance to meet some of our directors and  executives and act on the following matters:

            1.   To elect two Class II  directors  to our board of  directors to serve for a three-year term;

            2.   To approve an amendment to our employee stock option  incentive plan to increase the total number of shares of our common stock available  for issuance  under such option plan from  3,900,000 shares to 5,000,000 shares;

            3.   To ratify the appointment by the Board of Directors of KPMG LLP as our  independent  auditors  for the fiscal year ending March
                 31, 2003; and

            4.   To consider  and act upon such other  business as may  properly come before the annual meeting and any adjournment thereof.

            This booklet  includes this formal notice of the annual  meeting and the proxy  statement.  The proxy  statement  tells you more about the agenda and procedures for the annual meeting.  It also describes how our board of directors operates and gives personal information about our director nominees.

            Stockholders  of record at the close of business on October 31, 2002 will be entitled to vote at the annual meeting.  In addition,  holders of record of shares of exchangeable  preferred stock of Bio Syntech Canada, Inc. as of the close of  business  on October  31,  2002 have  voting  rights in that number of shares of our  common  stock  equal in  number  to the  number of shares of such exchangeable  preferred stock held.  Even if you only own a few shares,  we want your shares to be  represented  at the annual  meeting.  I urge you to complete, sign,  date, and return your proxy card, if you hold shares of our common stock, or your voting  instruction  card, if you hold shares of exchangeable  preferred stock, promptly in the enclosed envelope.

            We have  also  provided  you with the  exact  place  and time of the annual meeting if you wish to attend in person.

                                Dr. Amine Selmani
                                President, Chief Executive Officer and Secretary
November 5, 2002
Laval, Quebec

                                BIOSYNTECH, INC.
                          475 Boulevard Armand-Frappier
                          Laval, Quebec, Canada H7V 4B3
                                 (450) 686-2437

                                 PROXY STATEMENT
                        --------------------------------

                               GENERAL INFORMATION

            This  proxy  statement  contains  information  related to the annual meeting of stockholders of BioSyntech, Inc. to be held on Wednesday, December 4,
2002,  at 3:00 p.m.  eastern  standard  time, at the Montreal  Marriott  Chateau
Champlain,  1 Place du Canada,  Montreal,  Quebec,  Canada,  and any adjournment thereof.  This proxy statement was first mailed to our  stockholders and holders of exchangeable preferred stock on approximately November 8, 2002.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

            At the  annual  meeting,  stockholders  will  hear an  update on our operations,  have a chance to meet some of our directors and executives and will act on the following matters:

            1)   To elect two Class II  directors  to our board of  directors to serve for a three-year term;

            2)   To approve an amendment to our employee stock option  incentive plan to increase the total number of shares of our common stock available  for issuance  under such option plan from  3,900,000 shares to 5,000,000 shares;

            3)   To ratify the appointment by the Board of Directors of KPMG LLP as our  independent  auditors  for the fiscal year ending March
                 31, 2003; and

            4)   To consider  and act upon such other  business as may  properly come before the annual meeting and any adjournment thereof.

WHO MAY VOTE

            Stockholders of BioSyntech,  Inc., as recorded in our stock register on October 31, 2002,  may vote at the annual  meeting.  As of that date,  we had
29,222,250 shares of common stock  outstanding,  which includes 7,768,332 shares reserved for the  exchange of the Class A  Exchangeable  Preferred  Stock of Bio
Syntech Canada Inc. We have only one class of voting shares.  All shares in this class  have  equal  voting  rights of one vote per  share.  Holders of record of shares of exchangeable  preferred stock of Bio Syntech Canada Inc. as of October
31, 2002, have voting rights in the number of shares of our common stock held in trust equal to the number of shares of such exchangeable preferred stock held by them.  References to  "stockholders"  in this proxy statement include holders of exchangeable preferred stock, unless the context otherwise requires.  References to "proxy  card" in this proxy  statement  should be  interchanged  with "voting instruction card" if you hold shares of exchangeable preferred stock, unless the context otherwise requires.

                                      -1-

HOW TO VOTE

            You may  vote in  person  at the  annual  meeting  or by  proxy.  We recommend that you vote by proxy even if you plan to attend the annual  meeting.
You can always change your vote at the annual meeting.

            Our board of directors  is asking for your proxy.  Giving your proxy means that you authorize  us, or the trustee if you hold shares of  exchangeable preferred  stock,  to vote your  shares at the annual  meeting in the manner you direct.  You may vote for all, some, or none of our director  nominees.  You may also vote for or against the other proposals or abstain from voting.

            If you sign and return the  enclosed  proxy card but do not  specify how to vote, we will vote your shares in favor of all our director nominees, the approval of the increase of shares  reserved for issuance under our Stock Option
Incentive Plan and the ratification of the appointment by our board of directors of KPMG LLP as our independent auditors.

            You may receive  more than one proxy card  depending on how you hold your shares. If you hold shares through someone else, such as a broker,  you may get  materials  from it  asking  how you want to vote.  The  latest  proxy  card received from you will determine how your shares will be voted.

REVOKING A PROXY

            The  execution  of a proxy or  sending  voting  instructions  to the trustee,  as the case may be,  will in no way  affect  your  right to attend the annual meeting and to vote in person.  Any proxy or voting  instructions  to the trustee  executed  and  returned  by you  may  be  revoked  by  you at any  time thereafter  if you give written  notice of  revocation  to our  Secretary at the address shown above prior to the vote to be taken at the annual  meeting,  or by your execution of a subsequent  proxy or voting  instruction to the trustee that is presented at the annual  meeting or if you attend the annual meeting and vote by ballot,  except as to any matter or matters upon which a vote shall have been cast under the authority  conferred by such proxy or voting  instruction  to the trustee prior to such revocation.

QUORUM

            The  holders of a majority of the  outstanding  shares of our common stock,  whether  present in person or  represented by proxy,  will  constitute a quorum for each of the matters  identified  in the notice of this year's  annual meeting,  as well as for any  other  matters  that may come  before  the  annual meeting.

VOTES NEEDED

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received  instructions  from the beneficial  owner.  Brokers that do not receive  instructions from the stockholders are entitled to vote on the election of  directors,  the  approval of the  amendment  to our  employee  stock  option incentive plan and the ratification of the auditors.

            A plurality  of the votes cast is required  for the  election of our
Class II  directors.  In  tabulating  the  vote on the  election  of  directors, abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The affirmative  vote of a majority of the votes cast is required to approve the adoption of the increase of shares  reserved for issuance  under our
Stock Option  Incentive  Plan and the proposal to ratify the  appointment by our board of directors of KPMG LLP as our  independent  auditors.  In tabulating the votes on such  proposals  to approve  the  adoption  of the  increase  of shares reserved  for  issuance  under our Stock  Option  Incentive  Plan and ratify the appointment  of KPMG LLP,  abstentions  and broker  non-votes are not considered shares  entitled to vote on the  applicable  proposals  and are not  included in determining whether such proposals are approved.

ATTENDING IN PERSON

            Only  our   stockholders   and  their  proxy  holders,   holders  of
exchangeable  preferred  stock and their  trustee,  and our  invited  guests may attend the annual  meeting.  If you wish to attend the annual  meeting in person but you hold your shares through someone else, such as a broker,  you must bring proof  of  your  ownership  and an  identification  with a photo  to the  annual meeting.  For  example,  you could bring an account  statement  showing that you owned our shares as of October 31, 2002 as acceptable proof of ownership.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table  contains  information  as of October 31, 2002 regarding the beneficial  ownership of shares of our common stock by our current directors and executive  officers as defined in Item 402(a)(2) of Regulation S-B and those persons or entities who, to our knowledge,  beneficially own more than
5% of our common stock.  For the purposes of calculating  beneficial  ownership, the  shares of common  stock  beneficially  owned by  Messrs.  Selmani,  Savard,
Beaudry, Alary, Ranger, Leduc, Cloutier, Gupta, Buschmann,  DesRosiers and Shive
and by Ms.  Lefebvre and Ms. Duval include  shares of our common stock  issuable upon the exercise of stock options  exercisable  within sixty days after October
31, 2002.  The address of all of our officers and  directors  and owners of more than 5% of our common stock is 475  Boulevard  Armand-Frappier,  Laval,  Quebec,
Canada H7V 4B3, unless otherwise specified.

                                      Shares of Common          Percentage of Common
  Name and Address of                Stock Beneficially          Stock Beneficially
   Beneficial Owner                        Owned                       Owned
------------------------             ------------------         --------------------

9083-1496 Quebec Inc.                   7,640,000                      26.2%

Amine Selmani                           9,182,500                      30.8%

Serge Savard                              289,800                        *
1010 rue De la Gauchetiere
West, Suite 600
Montreal, Quebec, Canada
H3B 2N2

Denis N. Beaudry                          100,000                        *
3744 Jean Brillant, Suite
6332, Montreal, Quebec,
Canada  H3T 1P1

                                      -3-

                                      Shares of Common          Percentage of Common
  Name and Address of                Stock Beneficially          Stock Beneficially
   Beneficial Owner                        Owned                       Owned
------------------------             ------------------         --------------------

Pierre Alary                              100,000                        *
1101 Parent Street, Saint-
Bruno, Quebec, Canada J3V 6E6

Monique Lefebvre                           60,000                        *

Pierre Ranger                             200,000                        *
2655 boul. Daniel Johnson,
Laval, Quebec, Canada H7P 5Y2

Claude Leduc                                    0                        -

Gilles Cloutier                                 0                        -

Ajay Gupta                                200,000                        *

Michael Buschmann                         500,000                       1.7%

Eric DesRosiers                            50,000                        *

Matthew Shive                              41,300                        *

Lucie Duval                                70,000                        *

All Officers and Directors             10,793,600                      34.9%
as a group (11 persons)

            The  percentages  shown  with  an '*'  mean  that  the  director  or executive  officer owns less than 1.0% of the  outstanding  shares of our common stock. The information shown above also includes rights to acquire shares of our common stock through the exchange of exchangeable preferred stock.

            Dr.  Selmani has voting and  dispositive  power with  respect to the
7,640,000 shares of exchangeable  preferred stock owned by 9083-1496 Quebec Inc.
Dr.  Selmani also may be deemed the  beneficial  owner of 412,500  shares of our common stock issuable upon exercise of his options. Monique Jarry, spouse of Dr.
Selmani,  holds  885,000  shares of our common  stock and  options  to  purchase
200,000  shares of our common stock,  which are also included in the  beneficial ownership of Dr. Selmani reported above.

            Denis  N.  Beaudry  is  the   representative   of  Polyvalor,   Inc.
("Polyvalor") on our board of directors. The shares reflected in the table above do not  include  1,072,000  shares of our  common  stock  beneficially  owned by
Polyvalor,  Inc. as to which Mr. Beaudry  disclaims  beneficial  ownership.  See
"Certain  Relationships  and  Related  Transactions"  for a  description  of the agreements  under which Polyvalor is entitled to designate a member to our board of directors.

                                      -4-

            Dr. Michael  Buschmann  holds 290,000 shares of our common stock and may be deemed the  beneficial  owner 80,000 shares of our common stock  issuable upon the exercise of his options.  Caroline  Hoemann,  spouse of Dr.  Buschmann, holds 100,000  shares of our common stock and options to purchase  30,000 shares of our common stock, which are also included in the beneficial  ownership of Dr.
Buschmann reported above.

            All the shares of our  common  stock  beneficially  owned by Messrs.
Alary and Beaudry,  Drs. Ranger, Gupta, and DesRosiers and Ms. Duval are options to purchase  shares of our common stock.  The beneficial  ownership of shares of our common stock of Mr. Savard,  Ms.  Lefebvre and Dr. Shive include  options to purchase 150,000, 50,000 and 40,000, respectively, shares of our common stock.

Disclosure of Equity Compensation Plan Information (as of March 31, 2002)

----------------------------------------------------------------------------------------------------------------
      Plan Category                Number of securities       Weighted-average          Number of securities
                                    to be issued upon         exercise price of       remaining available for
                                        exercise of             outstanding         future issuance under equity
                                   outstanding options,       options, warrants          compensation plans
                                    warrants and rights          and rights             (excluding securities
                                            (a)                                      reflected in column (a))
----------------------------------------------------------------------------------------------------------------
Equity compensation                    3,152,000 (1)                1.73                     2,248,000
plans approved by
security holders(1)

Equity compensation                         _                        _                            _
plans not approved by
security holders

      Total                            3,152,000 (1)                1.73                     2,248,000

---------------------

      (1) Includes  options to purchase an additional  200,000  shares of common stock that have been  committed  to a third party  vendor of the Company and are subject to the approval of our Board of Directors.

                                      -5-

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                        Our amended and restated  certificate  of  incorporation
provides for the classification of our board of directors into three classes.
 The current  term of the Class II directors  will expire at this year's  annual meeting and when their  successors  are duly elected and  qualified.  One of our director nominees currently serves as a Class II director.  Jean-Yves Bourgeois, a former  Class II  director  resigned  on August 22,  2002 and was  replaced by
Monique  Lefebvre.  Dr. Pierre Ranger, a current Class II director,  has elected not to be nominated for reelection this year. In addition, Pierre Alary, a Class
I director  resigned as of November  1, 2002 and was  replaced by Claude  LeDuc.
There was no  disagreement  between  our board of  directors  and any of Messrs.
Bourgeois or Alary or Dr. Ranger.

            Management  has no  reason  to  believe  that  any  of its  director nominees will be unable or unwilling to serve as a director, if elected.  Should any  nominee not be a candidate  at the time of this  year's  annual  meeting (a situation  which we do not anticipate to happen),  proxies may be voted in favor of the  remaining  nominees  and  may be also  voted  for a  substitute  nominee selected by our board of directors.

            Unless authority is specifically withheld, proxies will be voted for the election of the nominees  named below,  to serve as Class II directors for a term of office to expire at the annual meeting of stockholders in 2005 and until their successors have been duly elected and qualified. The Class I and Class III directors  will continue to serve for the remainder of their  respective  terms, with the Class III  directors  having a term that will expire at the 2003 annual meeting of stockholders and the Class I directors having a term that will expire at the 2004 annual meeting of stockholders.

            The following  table lists our nominees as  directors.  There are no family  relationships  among the directors,  director nominees and our executive officers.

                  Nominee               Proposed Class        Age
                  -------               --------------        ---

             Monique Lefebvre              Class II            55

             Gilles Cloutier PhD           Class II            58

            MONIQUE  LEFEBVRE,  55  -  Ms.  Lefebvre  has  been  a  director  of
BioSyntech  since August 2002.  Ms.  Lefebvre is currently  working as a private consultant.  She  serves  on the  boards  of  several  publicly-traded  Canadian corporations:  Groupe Transcontinental G.T.C. Ltee, a printing and communication
company,   Cognicase,   an  implementer  of  business  solutions  that  leverage
information technologies,  Theratechnologies,  a biopharmaceutical  company, ART
Advanced Research  Technologies Inc., a medical imagery company,  and Desjardins
Securite  Financiere,  a life-insurance  and financial  services  company.  From
January 2001 to January 2002, Ms.  Lefebvre  served as President of the Montreal
Transition  Committee,  a  committee  entrusted  to set-up a new  administrative structure for the City of Montreal (Canada). From 1998 to 2001, Monique Lefebvre
was  Vice-President,  Quebec and Atlantic  Canada,  for Ericsson  Canada Inc., a
manufacturer of  telecommunications  equipment.  From 1996 to 1998, Ms. Lefebvre was President of Quebecor  Multimedia Inc., a company  providing  Internet based services and electronic commerce solutions to Quebecor Printing customers.

            GILLES  CLOUTIER,  PhD,  58 - Dr.  Cloutier  has  over 30  years  of experience in the  pharmaceutical  industry,  including five years with Contract
Research  Organizations  providing  strategic  support to the  biotechnology and

                                      -6-

pharmaceutical  industry.  His experience includes US, Canada, and European drug development  in all phases from IND to NDA filings,  both in strategic  planning and the  execution  of the  work  needed  for  successful  approval  of  several investigational  agents. Since April 2001, Dr. Cloutier has been the Chairman of the Board of  Directors  and Chief  Business  Officer of MoliChem  Medicines,  a
biotechnology  company.  From 2000 to 2002, Dr. Cloutier was President and Chief
Executive Officer of Northern  Therapeutics Inc., a biotechnology  company.  Dr.
Cloutier  was  Founder  of  United  Therapeutics  Corporation,  a  biotechnology company,  and from April 1997 to 2002, he served as its Executive Vice President and  Director.  Dr.  Cloutier is also the founder of Cato Pharma  Canada Inc., a pharmaceutical research and development organization. Dr. Cloutier has also been working with major  pharmaceutical  companies such as Quintiles Inc.,  Burroughs
Wellcome,  Abbott  Laboratories  and Sandoz  Canada.  Dr.  Cloutier has a PhD in
pharmacology,  a M.Sc in biochemical pharmacology and a B.Sc. in Pharmacy. Since
1976, Dr.  Cloutier has held various  university and board  appointments  in the
pharmaceutical   field.   Dr.   Cloutier  is  the  author  of  over  30  medical
publications.

            Class II directors must be elected by a plurality of the votes cast, in person or by proxy, at this year's annual meeting.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   ELECTION OF EACH OF ITS DIRECTOR NOMINEES.

INFORMATION REGARDING OTHER DIRECTORS

            AMINE SELMANI, PhD, 45 - CLASS III DIRECTOR - Dr. Selmani has served as our President  and  Secretary  since  February  2000, as our Chief  Executive
Officer  from  February  2000 to  September  2000 and from  January  2001 to the present,  as our Chairman of the Board from  February 2000 until August 2002 and
Chairman of the Board, and President and Chief Executive  Officer of Bio Syntech
Canada and its  predecessor  corporation  since its inception in November  1997.
Prior to founding the predecessor corporation of Bio Syntech Canada in May 1995,
Dr. Selmani had eight years of teaching  experience at the Chemical  Engineering
Department  and  Biomedical  Institute  of Ecole  Polytechnique  as an Associate
Professor from 1992 to 1997 and as an Assistant Professor from 1989 to 1992. Dr.
Selmani  received  his  Bachelor  of Science  and  Master of Science  Degrees in
Physical  Chemistry  in 1979 and  1981,  respectively,  from the  University  of
Bordeaux,  France.  He also obtained his Doctoral and Post  Doctoral  Degrees in
Materials  Science  from  the  University  of  Montreal  in  1985  and  Dalhousy
University in 1988, respectively.

            SERGE SAVARD, 55 - CLASS I DIRECTOR - Mr. Savard has been a director since  August 2001 and has been our  Chairman of the Board  since  August  2002.
Since 1993, Mr. Savard has been a partner with Thibault, Messier, Savard, a real estate  investment firm. Prior to 1993, Mr. Savard served in various  capacities with the Montreal Canadiens Hockey Club, including as Vice President and General
Manager.  Mr. Savard is deeply involved in several aspects of amateur sports and is associated with several philanthropic organizations.

            DENIS N. BEAUDRY,  59 - CLASS III DIRECTOR - Mr.  Beaudry has been a director  of  BioSyntech  since  February  2000.  Mr.  Beaudry  is the  founding
President  and  general  manager of  Gestion  Univalor  ("Univalor"),  Montreal,
Quebec,  Canada, a limited  partnership formed by Universite de Montreal and its affiliated  schools  and  hospitals  for  the  purpose  of  commercializing  the intellectual  property of the researchers  from these  institutions.  Univalor's role consists of enhancing the value of research  results for  commercial use by

                                      -7-

means of start-up of high-tech companies in which Univalor holds a participation or interest.  From 1984 to 1998, he has occupied the position of director of the
Centre de Developpement Technologique of the Ecole Polytechnique whose sphere of activities includes technology  transfer,  licensing of technology and software, joint  creation  with private  industry of  laboratories  and research  centers, strategic alliances, research partnerships,  industrial chairs and the emergence of  high  technology  enterprises.  Mr.  Beaudry  was  President  of the  Quebec
Association of University Research Directors in 1992, and is at present a member of the Board of  Directors  of Odotech  Inc.,  COESI Inc.,  LTRIM  Technologies,
Phostech Lithium Inc. and Cardianove Inc.

            CLAUDE LeDUC, 46 - CLASS I DIRECTOR - Since December 2000, Mr. Leduc
has been employed by Genzyme Biosurgery, a company offering biosurgery services, as  Director  for  International  Markets.  Mr.  LeDuc  has full  marketing  and management  responsibility  for  supporting  and  managing  the  BioOrthopaedics distribution  partners  in all global  assigned  regions,  as well as  providing franchise  support to the  worldwide  country  managers.  Mr.  LeDuc  joined the
Genzyme  International Group in Cambridge,  Ma., following his highly successful position as National Director for Canada,  and his nine year career at Biomatrix
Inc., a Biomaterial Medical applications company,  where he was responsible with various  marketing,  sales and business  development roles in Canada and Europe.
Mr.  LeDuc  started  his  health  industry  career  17  years  ago  with  Syntex
Laboratories,   a  multinational  pharmaceutical  company,  winning  a  National
Performance Award in sales within his first two years. Mr. LeDuc then progressed to the  Biotechnology  sector in 1991 with  Serono  Laboratories  as a  regional marketing and sales manager and then to Biomatrix, Inc.

            PIERRE  RANGER,  MD, 46 - CLASS II DIRECTOR - Dr.  Ranger has been a director of BioSyntech  since February  2000.  Since 1991, Dr. Ranger has been a teaching professor in the orthopedic  residents program at the CMDP Sacred Heart
Hospital of Montreal.  Dr. Ranger  received his Doctoral of Medicine Degree from the University of Montreal in 1979 and Diploma of Sports Medicine in 1996.

            Denis  Beaudry is the  nominee  of  Polyvalor,  Inc.  ("Polyvalor").
Polyvalor  has the right to appoint one nominee to the Board of Directors  under
the  Assignment  Agreement  (as  hereinafter  defined).   There  are  no  family
relationships among directors and executive officers.

MEETINGS AND COMMITTEES

            Our board of directors held three formal  meetings during the fiscal year ended March 31, 2002 and,  from time to time,  our board of directors  also acted by unanimous written consent.  Except for Messrs.  Beaudry and Savard, all our current directors  attended all the meetings of the board of directors.  Our board has an audit  committee  and a  compensation  committee.  We do not have a standing  nominating  committee.  The customary  functions of such committee are performed by the entire board of directors.

            The  compensation  committee  administers  our employee stock option incentive  plan and makes  recommendations  concerning  salaries  and  incentive compensation for executive officers,  employees and consultants.  For the fiscal year ended  March 31,  2002,  the  compensation  committee  was  composed of Mr.
Bourgeois (Chairman),  Mr. Alary and Dr. Ranger.

                                      -8-

AUDIT COMMITTEE REPORT

            The audit committee reviews our financial  statements and accounting policies,  resolves  potential  conflicts of interest,  receives and reviews the recommendations  of our  independent  auditors and confers with our  independent auditors  with respect to the training and  supervision  of internal  accounting personnel and the adequacy of internal accounting controls.  For the fiscal year ended  March 31,  2002,  the  members  of our  audit  committee  were Mr.  Alary
(Chairman), Dr. Selmani and Mr. Bourgeois.

            The audit  committee held four meetings during the fiscal year ended
March 31, 2002.  All its members were present for at least three  meetings.  The members of the audit committee have reviewed and discussed our audited financial statements  with  our  management  and have  discussed  matters  required  to be discussed  by SAS 61  (Codification  of  Statements  on Auditing  Standards,  AU
Section 380) with Ernst & Young LLP, our independent auditors for the fiscal year  ended  March 31,  2002.  The audit  committee  has  received  the  written disclosures  and the letter  from Ernst  &  Young LLP,  as  required  by the
Independent  Standards  Board  Standard  No.  1, and have  recommended  that the audited  financial  statements  be included in our annual  report for the fiscal year ended March 31, 2002.

BOARD OF DIRECTORS COMPENSATION

            We do not  currently  compensate  directors for their service on the board of directors.  Our directors are reimbursed for their expenses incurred in attending  meetings of the board of  directors.  Under the terms of our employee stock  option  incentive  plan,  directors  are eligible for the grants of stock options.

            In November  2001,  options to purchase  50,000 shares of our common stock at an  exercise  price of USD  $0.50  per share  were  granted  to each of
Messrs. Beaudry,  Alary, Bourgeois,  and Savard and to Dr. Ranger and options to purchase  362,500  shares of our common stock at an exercise  price of USD $0.50 per share were granted to Dr Selmani.  On August 22,  2002,  options to purchase
100,000  shares of our common stock at an exercise  price of USD $0.40 per share were  granted to Mr.  Savard.  On October 17, 2002,  options to purchase  50,000 shares of our  common  stock at an  exercise  price of USD $0.40 per share  were granted to Ms. Lefebvre.

            The  board of  directors  will  determine  the  remuneration  of our directors during the current and subsequent fiscal years.

                                   MANAGEMENT

EXECUTIVE OFFICERS

Our other executive officers are as follows:

            AJAY   GUPTA   PhD,   40  -  Dr.   Gupta  has  been  our   Executive
Vice-President, Therapeutics Delivery Division since May 2002. He also served as our Chief  Operating  Officer from November 2000 to May 2002.  From June 2000 to
May 2002,  we  employed  Dr.  Gupta as our  Director  for  Business  and Product
Development.  From May 1999 to June 2000, Dr. Gupta worked for ITR  Laboratories
Canada  Inc.,  a  company  that  conducts  nonclinical  toxicology  studies,  as
Director,   Analytical/ADME/Pharmacy,   being   responsible   for  the   overall
administration and scientific  direction of the three departments.  From January
1997 to May 1999,  Dr. Gupta  worked for  Neurochem  Inc.,  a  biopharmaceutical

                                      -9-

company,  as  Director  of  Chemistry.   He  was  responsible  for  the  overall
administration and scientific  direction of the chemistry department involved in drug  discovery  and  drug  development  in the  areas of  Alzheimer's,  Type II
Diabetes,  Epilepsy,  Kidney failure and Congestive heart disease.  From January
1994 to January 1997,  Dr. Gupta worked for MDS Inc., a health and life sciences company and formerly  known as Phoenix  International  Life  Sciences  Inc.,  as
Manager,  GMP  Synthesis/Senior  Research  Chemist  responsible  for the overall
administration  of  GMP's  synthesis   department  contract   manufacturing  and
evaluation of new technologies.

            MICHAEL  BUSCHMANN,  PhD,  40 - Dr.  Buschmann  has  been  our  Vice
President of Research and Development  Division since May 2002.  Since 1997, Dr.
Buschmann has been  Professor of Chemical and  Biomedical  Engineering  at Ecole
Polytechnique.  He received a Ph.D. in Medical  Engineering  and Medical Physics
from the Division of Health  Sciences and  Technology at Harvard  University and
the  Massachusetts  Institute of Technology in 1992, and completed  postdoctoral training at the  University  of Bern in  Switzerland  in 1994.  Since 1994,  Dr.
Buschmann has established a research  program at Ecole  Polytechnique  in fields dealing with  cartilage and  arthritis.  In 1999, he received an  infrastructure grant from the Canadian Foundation for Innovation to construct a large number of integrated multidisciplinary  laboratories at Ecole Polytechnique and in 2001 he was awarded a Canada  Research  Chair in Cartilage  Tissue  Engineering at Ecole
Polytechnique.  Dr. Buschmann is co-director of the bioengineering  theme within the federally funded Canadian Arthritis Network of Centres of Excellence and has
a research program in cartilage physiology,  function, pathology,  diagnosis and repair.  He has received a number of teaching awards at Ecole  Polytechnique and several  distinctions  for innovation in research.  Dr.  Buschmann has published over 100  referenced  scientific  articles and  conference  proceedings  and has authored  three  published  patents in addition  to three  others that are under review.  Ecole  Polytechnique  licensed  these  patents to  BioSyntech  Inc. for development into cartilage repair and cartilage diagnostic products.

            ERIC  DESROSIERS,  PhD,  34 -  Dr.  DesRosiers  has  been  our  Vice
President of the Tissue Repair and Manufacturing Division since May 2002. He has also served as our  Director of Soft  Tissue  Regeneration  from May 2000 to May
2002.  From October  1994 to May 2000,  Dr.  DesRosiers  headed the Research and
Development  team at the National  Research  Council of Apotex  Research Inc., a
Canadian  pharmaceutical company, in researching various aspects of developing a cell-based  tissue  engineered  product for wound repair.  In 1988 and 1989, Dr.
DesRosiers  obtained  bachelor  degrees in  Biology  and  Biochemistry  from the
University of Ottawa. In 1991, he received M.Sc.A and, in 1995, Ph.D. degrees in biomedical engineering from the University of Montreal / Ecole Polytechnique. He is currently  completing  an  executive  MBA program at  Universite  du Quebec a
Montreal specializing in the management of Bio-Industries.

            MATTHEW  SHIVE,  PhD, 30 - Dr. Shive has been our Vice President for
Biocompatibility  and Regulatory  Affairs Division since May 2002. Dr. Shive has
also  been  employed  by  us  since  October  2000,   undertaking  the  task  of
establishing  and directing  the  department  of Material  Biocompatibility.  In
October  2001,  Dr.  Shive  became  our  Director  of  Product  Development  and
Regulatory  Affairs.  He now  oversees  in-house  biocompatibility  research  of
materials,   pre-clinical  development  activities  for  each  product,  and  is responsible for interactions  with regulatory  agencies.  Prior to joining us in
October 2000, he worked as a research  assistant at Cleveland Clinic  Foundation from April 1995 to January 1996. In May 1993,  Dr. Shive received a Bachelors of
Science degree and in May 1998 he received his Masters of Science  degree,  both from John  Hopkins  University.  In August 2000,  Dr.  Shive  received his Ph.D.
degree from Case Western Reserve University.  All of Dr. Shive's degrees were in
Biomedical  Engineering with a primary focus on materials  science.  Dr. Shive's expertise lies in the interactions between implanted biomaterials and biological systems,  and he has  published  over  25  scientific  articles  and  conference proceedings in this area.

                                      -10-

            LUCIE DUVAL,  43 - Ms. Duval has been our controller  since February
2000 and controller of Bio Syntech Canada and our predecessor  corporation since
June 1999.  From 1986 to 1996, Ms. Duval was a financial  counselor for the City of Montreal, Canada. Ms. Duval obtained a Bachelor of Business Administration in
Finance  at  Universite  de  Sherbrooke  in 1981  and,  in 1999 she  received  a certificate in personal financial planning from Universite Laval in Quebec City.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

            The following table sets forth all compensation awarded to our Chief
Executive Officer.  No other executive officers received annual  compensation in excess of USD $100,000 during the periods indicated.

SUMMARY COMPENSATION TABLE

                                            Annual Compensation         Long-Term
                                                   (CDN$)         Compensation (Awards):
                                                   -------        ----------------------
                                                                         Securities
  Name and Position          Fiscal Year      Salary     Bonus     Underlying Options (#)
-----------------------------------------------------------------------------------------
Amine Selmani
President and Chief            2002         $185,000      $0               362,500
Executive Officer              2001         $185,000      $0                50,000
                               2000         $120,000      $0                  -

OPTION GRANTS

                        Number of        Percent of
                        Securities         Total
                        Underlying        Options
                          Options        Granted to        Exercise of
      Name                Granted         Employees         Base Price    Expiration Date
-----------------------------------------------------------------------------------------

Amine Selmani          362,500 (1)          16.2%           CDN$0.79 (1)        (2)

-------------------

(1)         Includes  options to purchase  312,500  shares of our common  stock,
            $.001 par value  granted to Dr.  Selmani on November 29, 2001 by the
            Board of  Directors  at an exercise  price of CDN$0.79  per share to replace expired options to purchase shares of exchangeable preferred stock of Bio Syntech Canada which were  exchangeable  into shares of our common stock at an exercise price of CDN$0.75. The closing price of our common stock on November 29, 2001 as reported on the Over the
            Counter Electronic Bulletin Board was USD$0.46 (or CDN$0.75).

(2)         Options to purchase 50,000 shares of our common stock expire on July
            11, 2005 and options to purchase  312,500 shares of our common stock expire on Dec. 1, 2005

            We have never granted any stock appreciation rights.

                                      -11-

AGGREGATED FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

            Dr.  Selmani did not  exercise  any  options  during the fiscal year ended  March 31,  2002.  The  following  table  sets forth  certain  information regarding unexercised stock options held by Dr. Selmani as of March 31, 2002.

                                Number of Securities Underlying     Value of Unexercised In-The-
                                   Unexercised Options at                 Money Options at
                                     March 31, 2002(#)                March 31, 2002 (in USD)
       Name                        Exercisable/Unexercisable         Exercisable/Unexercisable
       ----                        -------------------------         -------------------------

Amine Selmani                               412,500/0                         0/0

            The value of the  unexercised  in-the-money  options is based on the market value, as reported on the Over the Counter Electronic  Bulletin Board, of
USD$0.35 per share of our common  stock at March 31, 2002 and an exercise  price of USD$0.50 (CDN$0.79) per share of our common stock.

OTHER COMPENSATION PLANS

            We  have  no  pension  plan  or  other  compensation  plans  for its executive officers or directors.

EMPLOYMENT AGREEMENTS

            AJAY GUPTA,  PhD - We entered into an employment  agreement  with an indefinite  term with Dr.  Ajay Gupta dated as of November  2000.  Dr.  Gupta is currently our Executive Vice President,  Therapeutics  Delivery  Division,  with duties and  responsibilities  that are determined by our board of directors from time to time. Dr. Gupta previously  served as our Chief Operating  Officer.  Dr.
Gupta is  entitled  to an  annual  base  salary of  CDN$135,000,  which is to be reviewed  annually,  plus a bonus payment at the discretion of the  compensation committee.  The Board of Directors  also  granted Dr. Gupta  options to purchase
75,000  shares of Common  Stock at an  exercise  price of  USD$1.25  per  share, vesting in three equal installments on November 29, 2001,  December 31, 2001 and
December   31,   2002.   Dr.   Gupta  is  subject  to  a   confidentiality   and
non-solicitation  agreement  during  the  term  of  his  employment  and  for an additional  three-year  period following the termination of his employment.  Dr.
Gupta,  or his estate,  will be entitled to receive his full salary for a period of three months if he is terminated without cause, death or disability.  He will not be entitled to receive any salary if he is terminated for cause.

            AMINE  SELMANI,  PhD - We entered into an employment  agreement with
Dr. Amine  Selmani  dated as of August 26,  2002.  Dr.  Selmani  serves as Chief
Executive Officer with duties and  responsibilities  which are determined by our board of directors  from time to time.  The  agreement  has a  three-year  term, starting on June 13, 2002.  Dr.  Selmani is entitled to an annual base salary of
CDN$185,000,  which is to be  reviewed  annually.  Dr.  Selmani  is subject to a confidentiality and non-solicitation agreement during the term of his employment and  for an  additional  three-year  period  following  the  termination  of his employment.  Dr Selmani will be entitled to receive his full salary for a period of 12 months if we  terminate  the  agreement  without  cause and he will not be entitled to receive any salary if he is terminated for cause.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires our officers and  directors,  and persons who own more than ten percent of our registered  class of equity  securities,  to file reports of ownership on

                                      -12-

Form 3 and  changes in  ownership  on Form 4 or Form 5 with the  Securities  and
Exchange  Commission  ("SEC").  Such officers and directors and 10% stockholders are also  required by SEC rules to furnish us with  copies of all Section  16(a)
forms they file.

            Based  solely on our review of the copies of such forms we received, or written  representations  from  certain  reporting  persons,  we believe that during the fiscal  year ended  March 31,  2002,  except as  provided in the next sentence,  there  was  compliance  with  the  Form 3,  Form 4 and  Form 5 filing requirements applicable to our officers, directors and 10% stockholders. Each of
Drs.  Selmani and Gupta,  Messrs.  Beaudry and Savard and Ms.  Duval filed their respective Forms 5 on July 1, 2002, Dr. Ranger filed his Form 5 on July 22, 2002 and Mr. Alary filed his Form 5 on August 2, 2002, all to report options  granted to them during the fiscal year ended March 31, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Agreement with Polyvalor

            In October 1997, the predecessor company of BioSyntech,  Bio Syntech
Ltd., entered into a technology  assignment  agreement,  as amended in September
1999 and as amended and restated  March 15, 2000 (the  "Assignment  Agreement"),
with  Polyvalor  Limited  Partnership,   a  Canadian  limited  partnership,   as
represented by its General Partner, Polyvalor. Polyvalor is an entity created by
Ecole  Polytechnique  de Montreal  (the  University  of  Montreal's  engineering
faculty,   "Ecole   Polytechnique")  for  the  purpose  of  commercializing  the technology in which Ecole Polytechnique has an interest.  Through the Assignment
Agreement,  we acquired from Polyvalor all rights related to certain patents and know-how.  In consideration of said assignment,  we agreed to pay to Polyvalor a royalty of 5% on all gross sales of all products and services  sold by us, up to a maximum cumulative amount of CDN$3,000,000.  In connection with the Assignment
Agreement,  Bio Syntech  Canada,  issued to  Polyvalor  1,072,000  shares of its exchangeable  preferred  stock and granted  Polyvalor  the right to nominate one director  to the  Board of  Directors.  As a  result  of the  transactions,  the exchangeable  preferred  stock is  exchangeable  on a share for share  basis for shares of Common Stock,  and Polyvalor has the right to nominate one director to our Board of Directors.  On February 6, 2002,  Polyvalor exchanged the 1,072,000 exchangeable preferred shares for 1,072,000 shares of Common Stock.

                                      -13-

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE OF SHARES RESERVED FOR ISSUANCE
                 UNDER THE EMPLOYEE STOCK OPTION INCENTIVE PLAN

            Our board of  directors  proposes  that an amendment to our employee stock option incentive plan to increase the authorized number of shares reserved for issuance  upon the exercise of options  granted or to be granted  under such plan from  3,900,000  shares to  5,000,000  shares of common  stock be approved.
Throughout  this section,  we will refer to our employee stock option  incentive plan as the "option plan."

            The option plan is administered by the compensation committee of the board of directors.  The compensation  committee may from time to time designate individuals, as well as the amount, to whom options to purchase shares of common stock may be granted.  The total  number of shares of common stock to be granted to any one  individual  at any time may not exceed 5% of the total of the issued and outstanding shares of our common stock. The option price per share of common stock that is the subject of any option is fixed by the  compensation  committee when such option is granted and cannot involve a discount to the market price at the time the option is granted. The period during which an option is exercisable may not exceed 10 years from the date of grant.  In the event we encounter basic changes in our  organization  and  capitalization,  including a  reorganization, merger or  consolidation,  or the purchase of shares  pursuant to a tender offer for shares of our common stock, in the discretion of the compensation committee, each option may become fully and immediately exercisable.

            The option plan may be amended, suspended,  reinstated or terminated by the board of directors;  provided, however, that without approval of affected optionees, no amendment may be made that adversely affects the benefits accruing to optionees under the option plan.

            Options  granted  under  the  option  plan  are  not  assignable  or transferable,  except by will or the laws of intestate succession. Stock options granted  under  the  option  plan  may be  exercised  by the  optionee  (or  the optionee's legal  representative)  only while the optionee is employed by us, or within 90 days after termination of employment due to a permanent disability, or within one year after termination of employment due to retirement.  The executor or  administrator  of a deceased  optionee's  estate or the person or persons to whom the deceased  optionee's  rights  thereunder  have passed by will or by the laws of descent and distribution  will be entitled to exercise the option within one year after the decedent's  death.  Stock options  expire  immediately in the event an optionee is terminated with cause. All of the  aforementioned  exercise periods are subject to the  further  limitation  that an option will not, in any case, be exercisable beyond its stated expiration date.

            A majority of our stockholders  approved the option plan at the 2000 annual  meeting.  A majority  of our  stockholders  approved  an increase in the number of shares  available  for  issuance  under  the Plan  from  2,500,000  to
3,900,000  at the 2001  annual  meeting.  The option  plan  enables us to remain highly  competitive  and provide  sufficient  equity  incentives  to attract and retain  highly-qualified and experienced  employees.  The option plan allows our board of directors  to grant  options to (i) our  directors,  officers and other full-time  salaried  employees  with  managerial,  professional  or  supervisory responsibilities,  and (ii)  consultants  and  advisors  who render us bona fide services,  in each case,  if the  compensation  committee  determines  that such officer, employee,  consultant or advisor has the capacity to make a substantial contribution to our success.

            By  unanimous  written  consent on October  18,  2002,  our board of directors  voted to  increase  the  authorized  number of shares  available  for issuance under the option plan from 3,900,000 to 5,000,000  shares of our common stock,  an increase of less than 4% of our  outstanding  shares of common stock.
The board of directors  believes that approval of this  amendment is in our best interest  because the  availability  of an adequate  reserve of shares under the

                                      -14-

option plan is an  important  factor in  attracting,  motivating  and  retaining qualified officers and employees  essential to our success and in aligning their long-term interests with those of the stockholders.

            As of October 31, 2002,  stock options to purchase  3,400,000 shares of common stock were  outstanding,  or 87% of the number of shares authorized to be issued under the plan, at exercise  prices  ranging from USD$0.40 to USD$4.00 per share, vesting over a two-year or three-year period. As of October 31, 2002, none of the options have been  exercised.  A delay in  increasing  the number of shares  available  for the grant of options under the option plan may prevent us from retaining or attracting  highly-qualified and experienced employees. If the amendment is approved,  we will be  authorized to issue options for a maximum of
5,000,000 shares of our common stock, less than 17% of the currently outstanding shares of our common stock.

            During the fiscal  year ended  March 31, 2002 and through the record date for the annual  meeting,  options to purchase  shares of common  stock have been  granted  pursuant to the option plan to (i) the chief  executive  officer,
(ii) all current  executive  officers as a group (iii) all employees,  including all  current  officers  who are not  executive  officers,  as a group,  and (iv)
non-employee  directors  during the fiscal year ended March 31, 2002 and through the record date as follows:

                                                  Number of Options Granted

Dr. Amine Selmani,
      Chief Executive Officer                              362,500
      and President
Executive Group                                            500,000(1)
Non-Executive Officer Employee Group                       702,500
Non-Executive Director Group                               400,000

----------------------------------
(1)         Consists of options  granted to Drs. Gupta,  Buschmann,  DesRosiers,
            Shive and to Ms. Duval.

            The  affirmative  vote of a majority of the votes cast by holders of our common stock is required to approve the increase.

REGISTRATION OF SHARES

            We filed a  registration  statement on Form S-8 under the Securities
Act of 1933, as amended,  with respect to the  2,500,000  shares of common stock issuable  pursuant  to the option  plan on April 3, 2001.  We plan to file a new registration  statement  under the  Securities  Act of 1933,  as  amended,  with respect to (i) the additional 1,400,000 shares of common stock issuable pursuant to the option  plan,  which were  approved at the 2001  annual  meeting and (ii)
1,100,000  shares of common stock, if the proposed  amendment to the option plan is approved.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
              OF THE INCREASE OF SHARES RESERVED FOR ISSUANCE UNDER
                    OUR EMPLOYEE STOCK OPTION INCENTIVE PLAN

                                      -15-

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            On  October  7,  2002,  we, by  action  of our  Board of  Directors, terminated our relationship with Ernst & Young LLP ("Ernst & Young") the independent  auditors  previously  engaged  to audit our  financial  statements, effective with the date of completion of the review by Ernst &  Young of the financial  statements  for the period ended  September  30, 2002. On October 18,
2002, our Board of Directors appointed KPMG LLP as our independent  auditors for the fiscal year ending March 31, 2003,  subject to stockholder  approval at this annual meeting.

            The audit reports of Ernst &  Young on our financial  statements for the fiscal years ended March 31, 2002 and March 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty,  audit scope, or accounting principles, except such report dated
May 24,  2002 was  modified  to include  an  explanatory  paragraph  for a going concern  uncertainty.  In connection with the audits of our financial statements for each of the two fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent  interim period through October 7, 2002, the date of termination, we had no  disagreements  with Ernst  &  Young on any  matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst &Young to make reference to the matter in its report.

            During the fiscal years  ending  March 31, 2002,  March 31, 2001 and the subsequent  interim period through October 7, 2002, the date of termination, and prior to such  appointment,  we did not consult with KPMG LLP  regarding the
application  of  generally   accepted   accounting   principles  to  a  specific
transaction,  either  proposed or  completed,  or the type of audit opinion that might be rendered on our financial statements.

            While  we are not  required  to do so,  our  board of  directors  is submitting to stockholders  for  ratification the appointment of KPMG LLP as our independent  auditors in order to  ascertain  the  stockholders'  views.  If the stockholders  do not ratify the  appointment of KPMG LLP, our board of directors will consider the appointment of other independent auditors.

            Representatives of KPMG LLP are expected to be present at the annual
meeting  and  to  be  available  to  respond  to  appropriate  questions.   Such
representatives  will have the opportunity to make a statement if they desire to do so.

AUDIT FEES

            Ernst & Young billed us and our subsidiaries an aggregate of CDN
$132,500  for  the  following  professional   services:   audit  of  our  annual
consolidated  financial  statements  for the fiscal  year ended  March 31,  2002 included in our annual report on Form 10-KSB and review of our interim financial statements  included  in our  quarterly  reports on Form  10-QSB for the periods ended June 30, 2002 and September 30, 2002.

            Ernst & Young billed us and our subsidiaries an aggregate of CDN
$23,375 for audit related  services  rendered during the fiscal year ended March
31,  2002  in  connection  with,  among  other  things,  the  preparation  of  a
Registration Statement on Form SB-2 and Current Reports on Form 8-K.

                                      -16-

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            Neither Ernst & Young LLP nor KPMG LLP rendered any professional service  related to  financial  information  systems  design and  implementation services  for the fiscal  year ended March 31,  2002 or the  subsequent  interim period through October 7, 2002.

ALL OTHER FEES

            Ernst & Young LLP billed us and our subsidiaries an aggregate of
CDN $20,900 for other services  rendered  during the fiscal year ended March 31,
2002 and the subsequent interim period through October 7, 2002.

                          ----------------------------

            The  affirmative  vote of a majority of the votes cast by holders of our  common  stock is  required  to ratify  the  appointment  of KPMG LLP as our independent auditors for fiscal year ending March 31, 2003.

RECOMMENDATION

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       THE APPOINTMENT OF KPMG LLP AS OUR
         INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003

                                      -17-

                             SOLICITATION STATEMENT

            We will bear all expenses in  connection  with the  solicitation  of proxies.  In addition to the use of the mails,  solicitations may be made by our
regular  employees,  by  telephone,   telegraph  or  personal  contact,  without
additional compensation. We will, upon their request, reimburse brokerage houses and persons  holding  shares of common  stock in the names of nominees for their reasonable expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at our annual meeting of  stockholders in 2003 must be received by us at our principal office in Laval, Quebec,  Canada no later than July 11, 2003 for inclusion in the proxy statement for that annual meeting.

            In  addition,  our bylaws  require that a  stockholder  give advance notice to us of nominations  for election to our board of directors and of other matters that the  stockholder  wishes to present for action at an annual meeting of  stockholders  (other  than  matters  included  in  our  proxy  statement  in accordance with Rule 14a-8). Such stockholder's notice must be given in writing, include the  information  required by our bylaws,  and be delivered or mailed by first class  United  States  mail,  postage  prepaid,  to our  Secretary  at our principal  offices.  We must  receive such notice not less than 45 days prior to the date next year that  corresponds  to the date when we first mailed our proxy materials for this year's annual meeting of stockholders.  While we have not yet set the date of our annual meeting of  stockholders  in 2003, if it were held on
December  4, 2003 (the date that  corresponds  to this year's  annual  meeting), notice of a director  nomination or stockholder  proposal made otherwise than in accordance  with Rule 14a-8  would be  required  to be given to us no later than
September 24, 2003.

                                  ANNUAL REPORT

            We have sent, or are concurrently  sending,  all of our stockholders of record as of October 31, 2002 a copy of our annual report for the fiscal year ended March 31, 2002.  Such annual report  contains our  certified  consolidated financial statements for the fiscal year ended March 31, 2002.

                                  OTHER MATTERS

            Our  board of  directors  knows of no other  business  that  will be presented  to the annual  meeting.  If any other  business is  properly  brought before the annual meeting, it is intended that proxies in the enclosed form will be voted with respect to any such matters in accordance with the judgment of the persons voting the proxies.

                                By order of the board of directors,

                                Amine Selmani
                                President, Chief Executive Officer and Secretary

November 5, 2002

                                      -18-

                                BIOSYNTECH, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 4, 2002

            The undersigned hereby appoints Amine Selmani and Lucie Duval as the undersigned's  proxy,  with  full  power  of  substitution,  to vote  all of the undersigned's shares of Common Stock in BioSyntech, Inc. (the "Company"), at the
2002  Annual  Meeting of  Stockholders  of the Company to be held on December 4,
2002,  at 3:00 p.m.  eastern  standard  time, at the Montreal  Marriott  Chateau
Champlain, 1 Place du Canada,  Montreal,  Quebec, Canada, or at any adjournment, on the matters  described in the Notice of 2002 Annual  Meeting of  Stockholders
and Proxy  Statement  and upon such other  business as may properly  come before such annual meeting or any  adjournments  thereof,  hereby  revoking any proxies heretofore given.

PROPOSAL 1       To elect  Monique  Lefebvre  and  Gilles  Cloutier  as Class II directors of the Board of Directors for a term of three years:

                                           Withhold Authority
                 For All                   To Vote For All
                 Nominees  ___             Nominees  ___

                 ---------------------------------------------------

                 ---------------------------------------------------
                 To  withhold  authority  to vote  for any  individual
                 nominee, print name above.

PROPOSAL 2       To approve an amendment to the Company's  Employee Stock Option
                 Incentive Plan to increase the total number of shares of Common
                 Stock  available  for  issuance  under  such  option  plan from
                 3,900,000 shares to 5,000,000 shares:

                          FOR   / /      AGAINST   / /      ABSTAIN   / /

PROPOSAL 3       To  ratify  the  appointment  of  KPMG  LLP  as  the  Company's independent auditors for the fiscal year ending March 31, 2003:

                          FOR   / /      AGAINST   / /      ABSTAIN   / /

DISCRETIONARY AUTHORITY:

            In their  discretion,  the Proxies are  authorized to vote upon such other business as may properly come before the annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION  IS MADE,  THIS PROXY WILL BE
VOTED FOR PROPOSAL 2 AND PROPOSAL 3 AND FOR EACH OF THE DIRECTOR NOMINEES.

Dated: _______________________, 2002

----------------------------------
            (Signature)

----------------------------------
            (Signature)

Please  sign your name  exactly as it appears  hereon.  When  shares are held by
joint   owners,   both  should  sign.   When  signing  as  attorney,   executor,
administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership  or limited  liability  company,  please sign in full entity name by authorized person.